Exhibit 10.4

INVESTORS/REGISTRATION RIGHTS AGREEMENT
THIS INVESTORS/REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made and entered into as of the 14th day of March, 2022, by and among ASPEN GROUP, INC., a Delaware corporation (the “Company”) and each of _____________________ (“_________________”) and _____________________, a _____________________ (“_______________;” each of the ___________________ and ________________ is hereinafter sometimes referred to individually as a “Holder” and collectively as the “Holders”).
WHEREAS, the Company has issued to the ________________ a convertible promissory note and security agreement in the principal amount of $5,000,000 (as amended and restated, the “______________ Note”) and has issued to ______________ a convertible promissory note and security agreement in the principal amount of $5,000,000 (as amended and restated, the “__________ Note” and, together with the _____________ Note, the “Notes” and each a “Note”), and each of which Note shall be convertible into shares of the Company’s common stock (the “Common Stock,” and the shares of Common Stock issuable upon conversion of the Notes, the “Conversion Shares”).
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the parties hereto hereby agree as follows:
1.Definitions. For purposes of this Agreement:
“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, or any successor statute thereto.
“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or any successor statute thereto.
“Additional Effective Date” means the date the Additional Registration Statement is declared effective by the SEC.
“Additional Effectiveness Deadline” means the date which is the earlier of: (i) in the event that the Additional Registration Statement (a) is not subject to a full review by the SEC, 30 calendar days after the earlier of the Additional Filing Date and the Additional Filing Deadline, or (b) in the event that the Additional Registration Statement is subject to a full review by the SEC, 60 calendar days after the earlier of the Additional Filing Date and the Additional Filing Deadline, and (ii) the 5 Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Additional Registration Statement will not be reviewed or will not be subject to further review; provided, however, that if the Additional Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Additional Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.
“Additional Filing Date” means the date on which the Additional Registration Statement is filed with the SEC.
“Additional Filing Deadline” means if Cutback Shares are required to be included in any Additional Registration Statement, the later of (i) the date 60 calendar days after the date substantially all of the Registrable Securities registered under the immediately preceding

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Registration Statement are sold, and (ii) the date six months from the Initial Effective Date or the most recent Additional Effective Date, as applicable.
“Additional Registrable Securities” means: (i) any Cutback Shares not previously included on a Registration Statement, and (ii) any capital stock of the Company issued or issuable with respect to the Notes, Conversion Shares, or Cutback Shares, as applicable, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.
“Additional Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the resale of any Additional Registrable Securities.
“Additional Required Registration Amount” means (i) any Cutback Shares not previously included on a Registration Statement, all subject to adjustment as provided in Section 2.1(e), or (ii) such other amount as may be permitted by the staff of the SEC pursuant to Rule 415.
“Affiliate” means, with respect to a specified Person, another Person that is a director or officer of such Person, or directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Person specified
“Agreement” has the meaning set forth in the preamble.
“Allowable Grace Period” has the meaning set forth in Section 2.2(p).
“Bloomberg” means Bloomberg Financial Markets.
“Blue Sky Filing” has the meaning set forth in Section 2.5(a).
“Board” has the meaning set forth in the preamble.
“Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.
“Claims” has the meaning set forth in Section 2.5(a).
“Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the OTC Link or “pink sheets” by OTC Markets Group Inc. (formerly Pink OTC Markets Inc.). If the Closing Bid Price or Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing

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Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the affected Investors. If the Company and such Investors are unable to agree upon the fair market value of such security, then the Company and the Investors shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such determination, whose determination shall be final and binding and whose fees and expenses shall be borne by the Company.
“Common Stock” has the meaning set forth in the recitals.
“Company” has the meaning set forth in the preamble.
“Conversion Shares” has the meaning set forth in the recitals.
“Current Public Information Failure” has the meaning set forth in Section 2.1(f).
“Cutback Shares” means any of the Initial Required Registration Amount or the Additional Required Registration Amount (without regard to clause (ii) in the definition thereof) of Registrable Securities not included in all Registration Statements previously declared effective hereunder as a result of a limitation on the maximum number of shares of Common Stock of the Company permitted to be registered by the staff of the SEC pursuant to Rule 415. For the purpose of determining the Cutback Shares, in order to determine any applicable Required Registration Amount, unless an Investor gives written notice to the Company to the contrary with respect to the allocation of its Cutback Shares, the Conversion Shares shall be excluded on a pro rata basis among the Investors until all of the Conversion Shares have been excluded.
“Effective Date” means the Initial Effective Date and the Additional Effective Date, as applicable.
“Effectiveness Deadline” means the Initial Effectiveness Deadline and the Additional Effectiveness Deadline, as applicable.
“Effectiveness Failure” has the meaning set forth in Section 2.1(f).
“Eligible Market” means the Principal Market, The New York Stock Exchange, Inc., the NYSE American LLC, The Nasdaq Capital Market, The Nasdaq Global Select Market or The Nasdaq Global Market, or any successor to any of the foregoing.
“Filing Deadline” means the Initial Filing Deadline and the Additional Filing Deadline, as applicable.
“Filing Failure” has the meaning set forth in Section 2.1(f).
“Grace Period” has the meaning set forth in Section 2.2(p).
“Holder” and “Holders” have the meanings set forth in the preamble and shall also include or any transferee or assignee of each Holder identified in the preamble to whom such Holder identified in the preamble assigns its rights under this Agreement and who agrees to be bound by the provisions of this Agreement in accordance with Section 6.1 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 6.1.

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“Indemnified Damages” has the meaning set forth in Section 2.5(a).
“Indemnified Party” has the meaning set forth in Section 2.5(b).
“Indemnified Person” has the meaning set forth in Section 2.5(a).
“Initial Effective Date” means the date that the Initial Registration Statement has been declared effective by the SEC.
“Initial Effectiveness Deadline” means the date which is the earlier of: (i) in the event that the Initial Registration Statement (a) is not subject to a full review by the SEC, 90 calendar days after the Request Date, or (b) is subject to a full review by the SEC, 120 calendar days after the Request Date, and (ii) the fifth Business Day following the date on which the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Initial Registration Statement will not be reviewed or will not be subject to further review; provided, however, that if the Initial Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Initial Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.
“Initial Filing Deadline” means the date which is 30 calendar days after the Request Date.
“Initial Registrable Securities” means (i) the Conversion Shares issuable or issued pursuant to the terms of the Notes; and (ii) any other capital stock issued or issuable with respect to the Notes or Conversion Shares, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.
“Initial Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the resale of the Initial Registrable Securities.
“Initial Required Registration Amount” means 120% of the maximum number of Conversion Shares issued and issuable pursuant to the Notes as of the Trading Day immediately preceding the applicable date of determination and all subject to adjustment as provided in Section 2.1(e), or (ii) such other amount as may be permitted by the staff of the SEC pursuant to Rule 415.
“Inspectors” has the meaning set forth in Section 2.2(g)(ii).
“Investor” means each Holder or any transferee or assignee of the Holder to whom the Holder assigns its rights under this Agreement and who agrees to be bound by the provisions of this Agreement in accordance with Section 6.1 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 6.1.
“Note” and “Notes” have the meanings set forth in the recitals.
“Maintenance Failure” has the meaning set forth in Section 2.1(f).
“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

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“Principal Market” means Nasdaq Global Market.
“Records” has the meaning set forth in Section 2.2(g)(ii).
“register”, “registered” and “registration” mean a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement or Registration Statements by the SEC.
“Registrable Securities” means the Initial Registrable Securities and the Additional Registrable Securities.
“Registration Delay Payments” has the meaning set forth in Section 2.1(f).
“Registration Failure” has the meaning set forth in Section 2.1(f)
“Registration Period” has the meaning set forth in Section 2.2(a).
“Registration Statement” means the Initial Registration Statement and the Additional Registration Statement, as applicable.
“Required Holders” means the holders of at least 50% of the Registrable Securities and shall include the Holder so long as the Holder or any Affiliate of the Holder holds any Registrable Securities.
“Request Date” means the date that is five months or more after the date of this Agreement on which the Required Holders have delivered a notice to the Company requesting that the Company file the Initial Registration Statement (a “Registration Request”), such notice in accordance with the notice provisions set forth in Section 6.4 hereof.
“Required Registration Amount” means either the Initial Required Registration Amount or the Additional Required Registration Amount, as applicable.
“Rule 144” has the meaning set forth in Section 2.7.
“Rule 415” means Rule 415 promulgated under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.
“SEC” means the U.S. Securities and Exchange Commission.
“Subsidiaries” shall mean Aspen University Inc. and United States University, Inc.
“Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

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“Transaction Documents” means the Notes, the Intercreditor Agreement among the parties and ________________ and each of the other agreements, documents and certificates entered into by the Holders and the Company in connection with the transactions contemplated thereby.
“Violations” has the meaning set forth in Section 2.5(a).
Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Notes.
2.Registration Rights.
2.1Demand Registration.
(a)Initial Registration. Promptly following the Request Date, the Company shall prepare, and, as soon as practicable but in no event later than the Initial Filing Deadline, file with the SEC the Initial Registration Statement on Form S-3. The Initial Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the Initial Required Registration Amount determined as of the date the Initial Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 2.1(e). The Company shall use its commercially reasonable efforts to have the Initial Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Initial Effectiveness Deadline. By 9:30 a.m. New York time on the Business Day following the Initial Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Initial Registration Statement.
(b)Additional Registrations. The Company shall prepare, and, as soon as practicable but in no event later than the Additional Filing Deadline, file with the SEC an Additional Registration Statement on Form S-3 covering the resale of all of the Additional Registrable Securities not previously registered on an Additional Registration Statement hereunder. To the extent the staff of the SEC does not permit the Additional Required Registration Amount to be registered on an Additional Registration Statement, the Company shall file Additional Registration Statements successively trying to register on each such Additional Registration Statement the maximum number of remaining Additional Registrable Securities until the Additional Required Registration Amount has been registered with the SEC. Each Additional Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the Additional Required Registration Amount determined as of the date such Additional Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 2.1(e). Each Additional Registration Statement shall contain (except if otherwise directed by the Investors) the “Plan of Distribution” and “Selling Shareholders” sections detailing the identity of each of the Holders seeking to register any of the Conversion Shares. The Company shall use its commercially reasonable efforts to have each Additional Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Additional Effectiveness Deadline. By 9:30 a.m. New York time on the Business Day following the Additional Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Additional Registration Statement.
(c)Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and any increase or decrease in the number of Registrable Securities included therein shall be allocated pro rata among the Investors

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based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase or decrease thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Required Holders.
(d)Ineligibility for Form S-3. Notwithstanding anything herein to the contrary, in the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall: (i) register the resale of the Registrable Securities on Form S-1 or another appropriate form reasonably acceptable to the Required Holders, and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available; provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.
(e)Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to Sections 2.1(a) or 2.1(b) is insufficient to cover the Required Registration Amount of Registrable Securities required to be covered by such Registration Statement or an Investor’s allocated portion of the Registrable Securities pursuant to Section 2.1(c), the Company shall amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount as of the Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than 15 calendar days after the necessity therefor arises. The Company shall use its commercially reasonable efforts to cause such amendment or new Registration Statement, or both, to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time the number of shares of Common Stock available for resale under the Registration Statement is less than the Required Registration Amount. The calculation set forth in the foregoing sentence shall assume that each Note is then convertible in full into shares of Common Stock at the then prevailing Conversion Price (as defined in the Notes Agreement).
(f)Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement. If: (i) the Initial Registration Statement when declared effective fails to register the Initial Required Registration Amount of Initial Registrable Securities (a “Registration Failure”), (ii) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is: (A) not filed with the SEC on or before the applicable Filing Deadline (a “Filing Failure”), or (B) not declared effective by the SEC on or before the Effectiveness Deadline (an “Effectiveness Failure”), (iii) on any day after the applicable Effective Date, sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period) pursuant to such Registration Statement or otherwise (including, without limitation, because of the suspension of trading or any other

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limitation imposed by an Eligible Market, a failure to keep such Registration Statement effective, a failure to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, a failure to register a sufficient number of shares of Common Stock or a failure to maintain the quotation or listing of the Common Stock) (a “Maintenance Failure”), or (iv) if a Registration Statement is not effective for any reason or the prospectus contained therein is not available for use for any reason, the Company fails to file with the SEC any required reports under Section 13 or 15(d) of the 1934 Act such that it is not in compliance with Rule 144(c)(1) (or Rule 144(i)(2), if applicable) (a “Current Public Information Failure”) as a result of which any of the Investors are unable to sell Registrable Securities without restriction under Rule 144 (including, without limitation, volume restrictions, if applicable) then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity, including, without limitation, specific performance or the additional obligation of the Company to register any Cutback Shares), the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to (x) 0.5% of the aggregate value of such holder’s Registrable Securities (such value being determined by multiplying the number of such holder’s Registrable Securities by the Closing Sale Price of one share of Common Stock on the Trading Day immediately preceding the date of determination), on each of the following dates: (i) the day of a Registration Failure, (ii) the day of a Filing Failure; (iii) the day of an Effectiveness Failure; (iv) the initial day of a Maintenance Failure; (v) the initial day of a Current Public Information Failure, and (y) 1.0% of the aggregate value of such holder’s Registrable Securities, whether or not included in such Registration Statement, on each of the following dates: (i) on the thirtieth day after the date of a Registration Failure and every thirtieth day thereafter (prorated for periods totaling less than thirty days) until such Registration Failure is cured; (ii) on the thirtieth day after the date of a Filing Failure and every thirtieth day thereafter (prorated for periods totaling less than thirty days) until such Filing Failure is cured; (iii) on the thirtieth day after the date of an Effectiveness Failure and every thirtieth day thereafter (prorated for periods totaling less than thirty days) until such Effectiveness Failure is cured; (iv) on the thirtieth day after the initial date of a Maintenance Failure and every thirtieth day thereafter (prorated for periods totaling less than thirty days) until such Maintenance Failure is cured; and (v) on the thirtieth day after the initial date of a Current Public Information Failure and every thirtieth day thereafter (prorated for periods totaling less than thirty days) until such Current Public Information Failure is cured. The payments to which a holder shall be entitled pursuant to this Section 2.1(f) are referred to herein as “Registration Delay Payments.” Registration Delay Payments shall be paid on the earlier of (I) the dates set forth above, and (II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of one and 1.0% per month (prorated for partial months) until paid in full. Notwithstanding anything herein to the contrary, (i) Registration Delay Payments shall cease to accrue when all of the Registrable Securities may be sold pursuant to Rule 144 without any restrictions or limitations, (ii) in no event shall the aggregate amount of all Registration Delay Payments (without regard to any accrued interest thereon in accordance with the preceding sentence) paid to an Investor exceed an amount equal to 2.5% of the original principal amount stated in its Note on the Closing Date (as defined in the Notes), (iii) no single event or failure shall give rise to more than one type of Registration Delay Payment, or (iv) if an Investor would be required to be named as an “underwriter” in the Registration Statement by the SEC and such Investor elects, pursuant to Section 2.2(q) below not to include any Registrable Securities of such Investor in the Registration Statement, no Registration Delay Payments shall accrue with respect to such Registrable Securities of such Investor.

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(g)Except as provided in this Agreement, the Company shall not grant to any other Person the right to request the Company to register any equity securities of the Company, or any securities, options or rights convertible or exchangeable for such equity securities, without the prior written consent of the Required Holders.
2.2Obligations of the Company. At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2.1(a), 2.1(b), 2.1(d) or 2.1(e), the Company will use its reasonable commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:
(a)The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline). The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of: (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act, or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. The term “commercially reasonable efforts” shall mean, among other things, that the Company shall submit to the SEC, within two Business Days after the later of the date that the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two Business Days after the submission of such request. The Company shall respond in writing to comments made by the SEC in respect of a Registration Statement as soon as practicable, but in no event later than fifteen days after the receipt of comments by or notice from the SEC that an amendment is required in order for a Registration Statement to be declared effective.
(b)The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 2.2(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q, Form 8-K or any analogous report under the 1934 Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same

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day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.
(c)The Company shall furnish to each Investor, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request), and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities.
(d)The Company shall use its commercially reasonable efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Investors of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States which are reasonably requested by an Investor, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.2(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investors of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.
(e)The Company shall notify the Investors in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 2.2(p), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten copies of such supplement or amendment to each Investor (or such other number of copies as such Investor may reasonably request). The Company shall also promptly notify the Investors in writing: (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Investors by facsimile or email on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate. By 9:30 a.m. New York City time on the date following the date any post-effective amendment has become effective, the Company

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shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.
(f)The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to each Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.
(g)If (i) any Investor is required under applicable securities laws to be described in the Registration Statement as an underwriter consents to being deemed to be an underwriter or (ii) if the proposed distribution is underwritten on a firm commitment basis, the Company shall
(i)furnish the Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as the Investor may reasonably request (A) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investor, and (B) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investor; and
(ii)make available for inspection by (A) the Investor, (B) the Investor’s legal counsel, and (C) one firm of accountants or other agents retained by the Investor (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to the Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (x) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (y) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (z) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein shall be deemed to limit an Investor’s ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.
(h)The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or

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(iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Investor and allow the Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.
(i)The Company shall use its commercially reasonable efforts either to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure the inclusion for quotation of all of the Registrable Securities on the Principal Market or (iii) if, despite the Company’s commercially reasonable efforts, the Company is unsuccessful in satisfying the preceding clauses (i) and (ii), to secure the inclusion for quotation on another Eligible Market for such Registrable Securities and, without limiting the generality of the foregoing, to use its commercially reasonable efforts to arrange for at least two market makers to register with the Financial Industry Regulatory Authority, Inc. as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 2.2(i).
(j)The Company shall cooperate with the Investors and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.
(k)If requested by an Investor, the Company shall as soon as practicable: (i) incorporate in a prospectus supplement or post-effective amendment such information as the Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding Registrable Securities.
(l)In the event of any underwritten public offering pursuant to this Agreement, use commercially reasonable efforts to facilitate an underwritten public offering, including entering into and performing its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering.
(m)The Company shall make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the applicable Effective Date of a Registration Statement.

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(n)The Company shall otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration here.
(o)Within two Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors) confirmation that such Registration Statement has been declared effective by the SEC.
(p)Notwithstanding anything herein to the contrary, at any time after the Effective Date, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each such notice the Company will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; provided further, that (x) no Grace Period shall exceed ten consecutive Trading Days, (y) during any 365-day period such Grace Periods shall not exceed an aggregate of twenty (20) Trading Days, and (z) the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 2.1(f) shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 2.2(e) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Transaction Documents in connection with any sale of Registrable Securities with respect to which the Investor has entered into a contract for sale, prior to the Investor’s receipt of the notice of a Grace Period and for which the Investor has not yet settled.
(q)Neither the Company nor any Subsidiary or affiliate thereof shall identify an Investor as an underwriter in any public disclosure or filing with the SEC, the Principal Market or any Eligible Market and any Investor being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has under this Agreement or any other Transaction Document; provided, however, that the foregoing shall not prohibit the Company from including the disclosure found in the “Plan of Distribution” section in the Registration Statement.
(r)Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.
2.3Obligations of the Investors.

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(a)At least five Business Days prior to the first anticipated Filing Date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from such Investor. It shall be a condition precedent to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.
(b)Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.
(c)Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in the first sentence of Section 2.2(e) or in Section 2.2(f), the Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until the such Investor’s receipt of copies of the supplemented or amended prospectus as contemplated by the first sentence of Section 2.2(e) or Section 2.2(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Transaction Documents in connection with any sale of Registrable Securities with respect to which the Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in the first sentence of Section 2.2(e) or in Section 2.2(f) and for which the Investor has not yet settled.
(d)Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.
2.4Expenses of Registration. All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to Sections 2.1 and 2.2, (which right may be assigned as provided in Section 6.1), including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company. The Company shall also reimburse the Investors for the reasonable fees and disbursements of counsel for the Investors in connection with each registration, filing or qualification pursuant to Sections 2.1 and 2.2 of this Agreement in an amount not to exceed $10,000 in the aggregate for each Registration Statement.
2.5Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:
(a)To the fullest extent permitted by law, the Company will, and hereby does agree to, indemnify, hold harmless and defend each Investor, the directors, officers, partners, members, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges,

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costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 2.5(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 2.5(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 2.2(c); and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 6.1.
(b)In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 2.5(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 2.5(c), such Investor shall reimburse the Indemnified Party for any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 2.5(b) and the agreement with respect to

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contribution contained in Section 2.6 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, that the Investor shall be liable under this Section 2.5(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 6.1.
(c)Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 2.5 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 2.5, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for all such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Indemnified Person or Indemnified Party, as applicable, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 2.5, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

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(d)The indemnification required by this Section 2.5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.
(e)The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law
2.6Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 2.5 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.
2.7Reports Under Securities Exchange Act of 1934. With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:
(a)make and keep public information available, as those terms are understood and defined in Rule 144;
(b)file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and
(c)furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.
2.8 Underwriting Requirements. If, pursuant to Section Error! Reference source not found., the Holders intend to distribute the Registrable Securities covered by the Registration Request by means of an underwriting, they shall so advise the Company as a part of their Registration Request. The underwriter(s) will be selected by the Required Holders, subject only to the reasonable approval of the Company. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 2.2(l)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting; provided, however, that no Holder (or any of their assignees) shall be required to make any representations, warranties or indemnities except as they relate to such Holder’s

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ownership of shares and authority to enter into the underwriting agreement and to such Holder’s intended method of distribution, and the liability of such Holder shall be several and not joint, and limited to an amount equal to the net proceeds from the offering received by such Holder. Notwithstanding any other provision of this Section 2.8 if the managing underwriter(s) advise(s) the Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the number of Registrable Securities that may be included in the underwriting shall be allocated among the Holders of Registrable Securities in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. The expenses in any such underwritten offering shall be governed by Section 2.4.
3.Intentionally Deleted.
4.Changes in Common Stock. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.
5.Rights of Inspection. The Company shall permit each Holder to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested; provided, however, the Company shall not be obligated under this Section 4 with respect to information the Company determines in good faith to be confidential, and therefore, not to be disclosed. The Company’s covenant pursuant to this Section 4 shall be in addition to, and not in limitation of, any other Holder right of inspection as a stockholder, director or creditor of the Company.
6.Miscellaneous.
6.1Successors and Assigns; Assignment.
(a)Generally. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties hereto (including transferees of any shares of the Common Stock or the Notes). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. No party to this Agreement other than any Holder may assign its rights or delegate its obligations hereunder, whether by operation of law or otherwise, without the prior written consent of the other parties to this Agreement and delivery by the assigning party to the non-assigning parties of a writing by its assignee containing such assignee’s agreement to be bound by this Agreement.
(b)Registration Rights. The registration rights provided in Section 2 of this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor’s Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name

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and address of such transferee or assignee, and (B) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; (v) such transfer shall have been made in accordance with the applicable requirements of the Transaction Documents; and (vi) the limitations on liability of the Company pursuant to this Agreement shall apply to each Holder and all assignees collectively, and not individually.
6.2Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the parties hereto. Any amendment or waiver effected in accordance with this Section 6.2 shall be binding upon each Holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, the Common Holders, each future holder of the Common Stock now held by the Common Holders and the Company.
6.3Consents. All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders, determined as if any portion of the outstanding Notes then held by the Investors has been converted for Registrable Securities.
6.4Notices.
(a)A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.
(b)All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

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If to the Company:	Aspen Group, Inc. Attention: CEO 276 Fifth Avenue - Suite 505 New York, NY 10001

With a copy (for informational purposes only):

Nason Yeager et al. Attention: Michael Harris 3001 PGA Blvd. – Suite 305 Palm Beach Gardens, FL 33410

If to ____________:	___________________________

With a copy (for informational purposes only):

__________________ __________________ __________________ __________________ __________________ And __________________ __________________ __________________ __________________

If to ____________:	________________________ Attention: ________________ ____________________ ____________________

With a copy (for informational purposes only):

_______________ Attention: _______________ _______________ _______________

6.5Severability. It is the intent of the parties hereto that each of the provisions of this Agreement be read and interpreted with every reasonable inference given to its enforceability. However, it is also the intent of the parties that if any term, provision or condition hereof is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions thereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Finally, it is also the intent of the parties that if a court should determine any of the terms, provisions or conditions hereof are unenforceable, then the court

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shall modify said term, provision or condition so as to make it reasonable and enforceable under the prevailing circumstances.
6.6Investor Obligations Several and Not Joint. The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as, and the Company acknowledges that the Investors do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Investors are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Company acknowledges that the Investors are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement or any of the other the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained herein was solely in the control of the Company, not the action or decision of any Investor, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Investor. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and an Investor, solely, and not between the Company and the Investors collectively and not between and among Investors.
6.7Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws (without regard to the conflict of laws provisions) of the State of New York. The Parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any U.S. Federal or State court sitting in New York County, New York in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
6.8Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH SUBORDINATED CREDITOR AND EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
6.9Counterparts/Electronic Signatures. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature

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page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.
6.10Entire Agreement. This Agreement, the Transaction Documents and the documents referred to herein, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and supersede any and all other written or oral agreements existing among the parties hereto, which agreements are expressly canceled.
6.11Conflict. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Company’s or its Subsidiaries’ organizational documents, the provisions of this Agreement shall control and govern.
6.12Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
6.13Attorneys’ Fees. Notwithstanding anything to the contrary contained herein, in the event of any dispute between the parties hereto with respect to this Agreement and the transactions contemplated hereby, the prevailing party shall be entitled to receive from the other part(ies) its reasonable attorneys’ fees and court costs.
6.14    Force Majeure. The Company shall be excused from any delay in performance or for non-performance of any of the terms and conditions of this Agreement caused by any Force Majeure event. Force Majeure shall mean strikes, labor disputes, freight embargoes, interruption or failure in the Internet, telephone or other telecommunications service or related equipment, material interruption in the mail service or other means of communication within the United States, if the Company shall have sustained a material or substantial loss of if the Company is precluded from performing its obligations by fire, flood, accident, hurricane, earthquake, theft, sabotage, or other calamity or malicious act, whether or not such loss shall have been insured, acts of God, outbreak or material escalation of hostilities or civil disturbances, national emergency or war (whether or not declared), or other calamity or crises including a terrorist act or acts affecting the United States, future laws, rules, regulations or acts of any government (including any orders, rules or regulations issued by any official or agency of such government, including as a result of a pandemic).

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IN WITNESS WHEREOF, the undersigned have caused this Investor/Registration Rights Agreement to be duly executed and delivered as of the date first written above.

ASPEN GROUP, INC., a Delaware corporation

By:	_________________________
Name:	Michael Mathews
Title:	Chairman and Chief Executive Officer

________________________

By:	_________________________
Name:	__________________
Title:	______________

________________________

By:	__________________________
Name:	___________________
Title:	___________________

[Signature Page-Investor/Registration Rights Agreement]